Regulatory Matters and Late Contributions	12 Months Ended
Dec. 31, 2025
EBP 001
EBP Regulatory Matters and Late Contributions [Line Items]
Regulatory Matters and Late Contributions

Note 8 - Regulatory Matters and Late Contributions

During 2025 and 2024, the Employer identified instances where participant contributions totaling $321,918 and $259,592, respectively, were remitted later than the time period permitted by the Department of Labor (DOL). As a result, these late remittances were disclosed as prohibited transactions on Form 5500. Delays in remitting contributions to the trustee were due to administrative errors.

The Employer has had communications with the DOL regarding these matters. The contributions have been remitted to the Plan. Related lost earnings have been or are in the process of being remitted to the Plan. The Employer is in the process of correcting these transactions through the DOL’s Voluntary Fiduciary Correction Program (VFCP).